STEINROE VARIABLE INVESTMENT TRUST

                  CAPITAL APPRECIATION FUND
                     Federal Reserve Plaza
                      600 Atlantic Avenue
                  Boston, Massachusetts  02210

     Capital Appreciation Fund (Fund) is a series fund in the SteinRoe Variable Investment Trust (Trust), an open-end, diversified management investment company that currently includes five separate funds, each with its own investment objective and policies.

     The investment objective of the Fund is capital growth by investing primarily in common stocks, convertible securities, and other securities selected for prospective capital growth. There is no assurance that the objective of the Fund will be achieved.

___________________________________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

___________________________________________________________

      (This cover page continues on the following page.)


        The date of this prospectus is May 1, 1996


     This Prospectus contains information about the Fund that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in shares of the Fund. Please read it carefully and retain it for future reference.

     Additional facts about the Trust (including the Fund) are included in a Statement of Additional Information dated May 1, 1996, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy call or write to the broker-dealer offering the Participating Insurance Company's variable annuity contracts.

____________________________________________________________

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES OF PARTICIPATING INSURANCE COMPANIES.
____________________________________________________________

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS
FOR THE APPROPRIATE VA CONTRACT OR VLI POLICIES OF
PARTICIPATING INSURANCE COMPANIES. BOTH PROSPECTUSES SHOULD
BE READ AND RETAINED FOR FUTURE REFERENCE.


                       TABLE OF CONTENTS

                                           Page

The Trust...................................4
Financial Highlights........................5
How the Fund Invests........................6
Investment Techniques and Restrictions......7
Portfolio Turnover....................  ... 8
How the Fund is Managed.....................9
Purchases and Redemptions..................11
Investment Return..........................11
Net Asset Value............................12
Taxes......................................13
Dividends and Distributions................15
Shareholder Communications.................15
Organization and Description of Shares. ...15
Additional Information.....................16
Appendix A: Investment Techniques and
    Securities.............................A-1

                          THE TRUST

     Capital Appreciation Fund (Fund) is a series fund of the SteinRoe Variable Investment Trust (Trust), an open-end, diversified management investment company currently consisting of five funds with differing investment objectives, policies and restrictions. (The Trust's series funds other than the Fund are referred to herein as the "Other Funds"). The Trust issues shares of beneficial interest in each of its series funds that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete series funds from time to time.

     The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies). Certain Participating Insurance Companies are affiliated with the Adviser to the Fund.

     The Participating Insurance Companies and their separate accounts are the shareholders or investors (shareholders) of the Fund. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Fund.

     The prospectuses issued by the Participating Insurance Company describe which underlying funds are available to the separate accounts offering the VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses. However, the Board of Trustees of the Trust (Board) does monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Trust's Statement of Additional Information contains additional information regarding such differing interests and related risks.

     Stein Roe & Farnham Incorporated (the Adviser) provides investment advisory services to the Fund. The Adviser also provides management, administrative and transfer agent services to the Fund. Keyport Financial Services Corp. (the Underwriter) serves as the principal underwriter for sales of the Fund's shares to the Keyport entities. The Adviser, the Underwriter and the Keyport entities are wholly owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of March 31, 1996, approximately 81.5% of the combined voting power of LFC's outstanding voting stock was owned, indirectly, by Liberty Mutual Insurance Company (Liberty Mutual).

                    FINANCIAL HIGHLIGHTS

     The table below presents certain financial information for the Fund for the period beginning January 1, 1989 and ending December 31, 1995. The information has been audited and reported on by the Trust's independent auditors, KPMG Peat Marwick LLP. The report of KPMG Peat Marwick LLP for periods beginning on January 1, 1991 appears in the Trust's annual report to shareholders for the fiscal year ended December 31, 1995 (which may be obtained from the broker-dealer offering the Participating Insurance Company's variable annuity contracts) and is incorporated by reference into this Statement of Additional Information. The Fund's total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of Participating Insurance Companies.

                               Capital Appreciation Fund
                                  Financial Highlights
                        (for a share outstanding throughout the period)

                                            Years Ended December 31
                             1995     1994      1993     1992     1991      1990     1989
                            ------   ------    ------   ------   ------    ------   ------
Per share operating
performance:
Net asset value, beginning
  of year                   $14.74   $16.53    $15.34   $15.32   $12.07    $14.79   $13.62
                            ------   ------    ------   ------   ------    ------   ------
Net investment income         0.04     0.06      0.03       --     0.21      0.19     0.23
Net realized and unrealized
  gains/(losses) on
  investments                 1.69     0.09      5.22     2.17     4.19     (1.53)    3.90
                            ------   ------    ------   ------   ------    ------   ------
Total from investment
  operations                  1.73     0.15      5.25     2.17     4.40     (1.34)    4.13
                            ------   ------    ------   ------   ------    ------   ------
Less distributions:
Distributions from and in
  excess of net investment
  income                     (0.04)   (0.07)    (0.02)      --    (0.15)    (0.28)   (0.22)
Distributions from and in
  excess of net realized
  gains on investments       (0.10)   (1.87)    (4.04)   (2.15)   (1.00)    (1.10)   (2.25)
Return of capital               --       --        --       --       --        --    (0.49)
                            ------   ------    ------   ------   ------    ------   ------
Total distributions          (0.14)   (1.94)    (4.06)   (2.15)   (1.15)    (1.38)   (2.96)
                            ------   ------    ------   ------   ------    ------   ------
Net asset value, end of
  year                      $16.33   $14.74    $16.53   $15.34   $15.32    $12.07   $14.79
                            ======   ======    ======   ======   ======    ======   ======
Total return:
Total investment return     11.75% 1.19%(b)  35.68%(b)  14.48%   37.25%    (8.91%)  30.84%

Ratios/supplemental data:
Net assets, end of year
  (000s)                  $143,248  134,078   $96,544  $52,135  $41,179   $33,238  $32,176
Ratio of expenses to
  average net assets         0.76%  0.80%(a)  0.84%(a)   1.01%    1.03%     1.14%    1.08%
Ratio of net investment
  income to average net
  assets                     0.26%  0.44%(b)  0.13%(b) (0.01)%    1.35%     1.43%    1.14%
Portfolio turnover ratio      132%     144%       112%     85%      36%      121%     153%

(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser and its affiliates.
(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

     Further information about the performance of the Fund is contained in the Trust's annual report to shareholders for the year ended December 31, 1995, which may be obtained without charge by calling or writing the broker-dealer offering the Participating Insurance Company's variable annuity contracts.

                      HOW THE FUND INVESTS

     All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one Fund by itself constitutes a complete investment program. The net asset value of the shares of the Fund will vary with market conditions and there can be no guarantee that any Fund will achieve its investment objective.

     The Fund and its investment objectives and policies and are described below. The Fund's investment objective is fundamental and may be changed only by a vote of the Board and of the shareholders.

     More information about the portfolio securities in which the Fund invests, including certain risks and investment limitations, is provided in Appendix A to this Prospectus and Appendix A in the Trust's Statement of Additional
Information.

     Capital Appreciation Fund seeks to provide shareholders with growth of capital. It pursues this objective by investing primarily in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. The Fund invests in both domestic and foreign companies.

     Investments in newer and smaller companies (those having a market capitalization of less than $500,000,000), particularly those believed to be in the earlier phases of growth, are emphasized. The Fund may also invest in securities of larger, more established companies that the Adviser believes possess some of the same characteristics as smaller companies. While income is not an objective, securities appearing to offer attractive possibilities for future growth of income may be included in the Fund's portfolio.

Investor Considerations

     The type of securities in which the Fund invests may be expected to experience wide fluctuations in price in both rising and declining markets. The Fund may be expected to experience a greater degree of market and financial risk than other equity portfolios. The Fund's portfolio may include securities that are not widely traded or new issues of securities. The foreign companies in which the Fund invests may include companies whose operations are limited to a single country or group of countries. The value of such investments may be significantly impacted by factors (both positive and negative) affecting the local economy of such country or countries.

          INVESTMENT TECHNIQUES AND RESTRICTIONS

Techniques

     The Fund may invest up to 25% of its total assets in securities of foreign issuers as more fully described in Appendix A to this Prospectus. The Fund typically holds foreign companies in its portfolio.

     When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter into forward contracts to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Adviser may also cause the Fund to enter into forward foreign currency contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund that would have resulted from advantageous changes in such rates.

     It is the policy of the Fund that when the Adviser deems a temporary defensive position advisable, the Fund may invest, without limitation (i.e., up to 100% of its assets) in high-quality fixed-income securities, or hold assets in cash or cash equivalents, to the extent that the Adviser believes such alternative investments to be less risky than those securities in which the Fund normally invests.

     The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

     The Fund may also invest in securities purchased on a standby commitment basis, which is a delayed delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment.

     The Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Trust's Statement of Additional Information.

     The Fund may invest in options, futures contracts and other derivatives as described in Appendix A to this Prospectus and in the Trust's Statement of Additional
Information.

Restrictions on the Fund's Investments

     The Fund will not (1) with respect to 75% of the value of its total assets invest more than 5% of its total assets in the securities of any one issuer (except that this restriction does not apply to U.S. Government Securities);
(2) invest more than 25% of its total assets (at market) in the securities of issuers in any particular industry (except that this restriction does not apply to U.S. Government Securities); (3) acquire more than 10% of the outstanding voting securities of any one issuer; or (4) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time (including any reverse repurchase agreements) may not exceed 33 1/3% of its assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets. The Fund may invest in repurchase agreements, provided that the Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. In each case, if a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or decrease in the Fund's assets will not constitute a violation of the limit.

     All of the investment restrictions applicable to the Fund are set forth in the Trust's Statement of Additional
Information.

                      PORTFOLIO TURNOVER

     Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and the Fund's portfolio turnover rate may vary significantly from year to year. A high rate of turnover of the Fund, if it should occur, would result in increased transaction expenses, which must be borne by the Fund. The turnover rate of the Fund may exceed 100%. The Fund may have a higher rate of turnover than alternative investment funds because of the flexibility of its investment policies permitting the use of aggressive strategies and investments. The Fund's portfolio turnover rates are shown under "FINANCIAL HIGHLIGHTS" above.

                    HOW THE FUND IS MANAGED

The Trustees

     The business of the Trust's series Funds is supervised by the Trust's Board of Trustees. The Trust's Statement of
Additional Information contains the names of and biographical information on the Trustees.

Stein Roe & Farnham Incorporated

     The investment portfolio of the Fund is managed, subject to the direction of the Board of Trustees, by Stein Roe & Farnham Incorporated (the Adviser), One South Wacker Drive, Chicago, Illinois 60606, pursuant to an Advisory Agreement dated May 1, 1993. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had been providing investment advisory and administrative services since 1932. The Adviser is a wholly owned indirect subsidiary of LFC. As of December 31, 1995, the Adviser had assets under management of approximately $23.0 billion.

     The Adviser places orders for the purchase and sale of securities for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

     E. Bruce Dunn has been co-portfolio manager of the Capital Appreciation Fund since 1991. Mr. Dunn has been associated with the Adviser since 1964. He is Vice-President of the Trust and a Senior Vice President of the Adviser. He received his A.B. degree from Yale University in 1956 and his M.B.A. from Harvard University in 1958. Mr. Dunn is a chartered investment counselor.

     Richard B. Peterson has been co-portfolio manager of the Capital Appreciation Fund since 1991. Mr. Peterson, who began his investment career at the Adviser in 1965 after graduating from Carleton College and the Woodrow Wilson School at Princeton University with a Masters in Public Administration, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Corporation. Mr. Peterson is a Senior Vice President of the Adviser.

     The Adviser also provides the Fund with administrative services pursuant to an Administration Agreement with the Trust on behalf of the Fund and the Other Funds dated as of January 3, 1995. These services include financial statement preparation, the provision of office space and equipment and facilities in connection with the maintenance of the Trust's headquarters, preparation and filing of required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, provision of internal legal services and oversight of custodial, accounting and other services provided to the Fund and the Other Funds by others. The Adviser may, in its discretion, arrange for such services to be provided to the Trust by LFC or by any of LFC's majority or greater owned subsidiaries.

     Under separate agreements, the Adviser also acts as the agent of the Fund and the Other Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides pricing and certain other record keeping services to the Fund and the Other Funds.

     The Adviser pays all compensation of the Trust's officers who are employees of the Adviser.

Advisory and Administrative Fees

     The Fund pays the Adviser annual fees for investment advisory and administrative services at the annual rates of 0.50% and 0.15%, respectively, of average daily net assets.
All fees are computed and accrued daily and paid monthly.

LFC and Liberty Mutual

     LFC is a diversified and integrated asset management organization providing insurance and investment products to individuals and institutions through multiple distributions channels. LFC's primary operating units include: Keyport, a specialist in fixed and variable annuities; The Colonial Group, Inc., sponsor of the Colonial family of mutual funds; the Adviser; Newport Pacific Management, Inc., a specialist in Asian equity markets; Liberty Asset Management Company, a sponsor of closed-end funds employing a multi-managed investment approach; and Independent Financial Marketing Group, Inc. and the Liberty Financial Bank Group, specialists in the design and implementation of bank marketing programs for insurance and investment products.

     Liberty Mutual is an international multi-line insurance writer and, with its affiliates, is currently the fifth largest writer of property-casualty insurance in the United
States.

Custodian

     State Street Bank and Trust Company (State Street), Boston, Massachusetts, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of State Street's Global Custody Network or foreign depositories used by such members.

Expenses of the Fund

     The Fund generally will pay all its expenses, other than those borne by the Adviser. The Adviser has voluntarily agreed until April 30, 1997 to reimburse all expenses, including management and administrative fees, incurred by the Fund in excess of 0.80% of average net assets.

     The Advisor would not, however, be required to reimburse expenses to an extent which would result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code.

     The expenses payable by the Fund include, among other things, the advisory and administrative fees described above; fees for services of independent public accountants; legal fees; transfer agent, custodian and portfolio recordkeeping services; dividend disbursing agent and shareholder recordkeeping and tax information services; expenses of periodic calculations of net asset values and of equipment for communication among the custodian, the Adviser and others; taxes and the preparation of tax returns; brokerage fees and commissions; interest; costs of Board and shareholder meetings; printing prospectuses and reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of the Trust's existence; membership dues for industry trade associations; registration fees to federal authorities; fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Adviser or its affiliates; insurance and fidelity bond premiums; and other extraordinary expenses of a non-recurring nature.

     It is the policy of the Trust that expenses directly charged or attributable to any of its particular series funds will be paid from the assets of that fund. General expenses of the Trust will be allocated among and charged to the assets of each of the Trust's series funds (including the Fund and the Other Funds) on a basis that the Trustees deem fair and equitable, which may be (but need not be) based on the relative assets of each such fund or the nature of the services performed and their relative applicability to each such fund.

                    PURCHASES AND REDEMPTIONS

     The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies. Shares are purchased and redeemed as a result of certain other transactions pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable insurance company separate account. The Trust continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of such other transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                     INVESTMENT RETURN

     The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment of all distributions) plus or minus the change in the net asset value per share for a given period. A total return percentage is calculated by first dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and then subtracting 1.0. The Fund's average annual total return is determined by computing the annual percentage change in value of a $1.00 investment in the Fund for a specified period, assuming reinvestment of all dividends and distributions.

     Total return information describes the Fund's performance for the period shown and does not predict future performance. Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's investment return figures do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

                         NET ASSET VALUE

     The Adviser determines net asset value per share of the Fund as of the close of regular trading on the New York Stock Exchange (NYSE) (currently 4:00 p.m., Eastern time). Net asset value per share is calculated for the Fund by dividing the current market value of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the NYSE is open, except on such days in which no order to purchase or redeem shares is received. The NYSE is scheduled to be open Monday through Friday throughout the year except for certain Federal and other holidays.

U.S. Securities

     Each security traded on a national securities exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation, except that securities convertible into stock are valued at the latest valuation from a principal market maker.

      The Board has determined to value long-term debt obligations primarily on the basis of valuations furnished by a pricing service which may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations, as well as dealer-supplied quotations. Long-term debt obligations for which reliable pricing services are, in the opinion of the Adviser, not available will be valued at their respective values as determined in good faith by, or under procedures established by, the Board.

Foreign Securities

     The values of foreign portfolio securities are generally based upon market quotations which, depending upon local convention or regulation, may be the last sales price, the last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     Other assets and securities of the Fund are valued at a fair value as determined in good faith by, or under procedures established by, the Board.

                          TAXES

     The Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (Code). As a result of such election, for any tax year in which the Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, the Fund will not be subject to Federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

     Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by the Fund. Any of the applicable diversification requirements could require a sale of assets of the Fund that would affect the net asset value of the Fund.

     In addition, the Tax Reform Act of 1986 made certain changes to the tax treatment of regulated investment companies, including the imposition of a nondeductible 4% excise tax on certain undistributed amounts. To avoid this tax, the Fund must declare and distribute to its shareholders by the end of each calendar year, at least 98% of ordinary income earned during that calendar year, and at least 98% of capital gain net income, net of carry-forward losses, if any, realized for the twelve-month period ending October 31 of that year, plus any remaining undistributed income from the prior year.

     Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its series funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of separate accounts and the owner of such contract or policy.

     The Fund intends to comply with the requirements of
Section 817(h) and the related regulations thereunder issued by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Fund may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes that the Fund is in compliance with these requirements.

     The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

     The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under Federal tax laws. The Trust, for example, may be required to alter the investment objectives of the Fund or substitute the shares of the Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

     To the extent the Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income.

     The Fund's foreign currency gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

     In order to avoid adverse tax consequences for the Fund, the Fund may be required to limit its equity investments in non-U.S. corporations that are treated as "passive foreign investment companies" under the Code.

     It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

     The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                 DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less estimated expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                   SHAREHOLDER COMMUNICATIONS

     Owners of VA contracts and VLI policies, issued by a Participating Insurance Company or for which shares of the Fund are available as an investment vehicle, receive from the applicable Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of the Fund certified by the Trust's independent auditors. Each report shows the investments owned by the Fund and provides other information about the Trust and its operations. Copies of such reports may be obtained from the broker-dealer offering the Participating Insurance Company's variable annuity contracts.

          ORGANIZATION AND DESCRIPTION OF SHARES

     The Trust is a diversified open-end management investment company as defined in the Investment Company Act of 1940 (1940 Act) organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders (which include shareholders of the Other Funds) or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board may authorize. Each of the Trust's funds is a separate series of the Trust.

     Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to the Fund, and all shares of the Fund have equal rights in the event of liquidation of the Fund.

     Shareholders of each of the Fund and each Other Fund are entitled to one vote for each share of that series fund held on any matter presented to shareholders. Shares of the Fund and the Other Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more funds, such as, for example, a proposal to approve an amendment to that fund's Advisory Agreement, but shares of the Fund and all of the Other Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

     The shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and the Other Funds, taken together, voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

     The Fund is not required by law to hold regular annual meetings of shareholders and does not intend to do so.
However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

     The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders.
Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares of the Trust.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable series fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series fund of sustaining a loss on account of liabilities incurred by another series fund also is believed to be remote.

                   ADDITIONAL INFORMATION

     This Prospectus including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

                           APPENDIX A
                      INVESTMENT TECHNIQUES
                         AND SECURITIES

                       FOREIGN INVESTMENTS

     The Fund may invest up to 25% of its total assets in securities of foreign issuers that are not publicly traded in the U.S., which for this purpose do not include securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person.

Foreign Securities

     While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. These include sovereign risks and risks pertaining to the local economy in the country or countries in which the foreign company conducts business. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and sometimes less advantageous legal, operational, and financial protection applicable to foreign sub-custodial arrangements. These risks are carefully considered by the Adviser prior to the purchase of these securities.

Foreign Currency Transactions

     When the Fund invests in foreign securities, such securities usually will be denominated in, or salable for, foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

     As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns or intends to purchase, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund.

                      STANDBY COMMITMENTS

     The Fund may invest in securities purchased on a standby commitment basis, as described below.

     A standby commitment is a delayed delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment. At the time the Fund enters into a binding obligation to purchase securities on a standby commitment basis, liquid assets of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by its custodian throughout the period of the obligation.

     If the value of the securities that the Fund has committed to purchase increases, the other party may exercise its right not to deliver the securities, in which case the Fund only would retain its commitment fee and forego any appreciation of those securities. If the value of the securities that the Fund has committed to purchase decreases, the other party would probably deliver the securities, in which case the Fund would absorb the loss between the purchase price and the decreased market value, which loss may significantly exceed the commitment fee.

                  LENDING PORTFOLIO SECURITIES

     The Fund may lend portfolio securities in limited amounts, as described below.

     The Fund may lend securities to brokers, dealers and financial institutions pursuant to agreements requiring that the loans be continuously secured by liquid assets as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to a Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of its total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. However, loans may be made only to borrowers approved by the Board, when the income to be earned from the loan, in the opinion of the Adviser, justifies the attendant risks.

           OPTIONS, FUTURES AND OTHER DERIVATIVES

     Consistent with its objective, the Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, enter into interest rate, index and foreign currency futures contracts and options on such futures contracts, and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks ("derivative products") in order to achieve its desired investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations. A Fund may write a call or put option only if the option is covered. There can be no assurance that a liquid market will exist when a Fund seeks to close out a derivative product position. In addition, because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit. Successful use of derivative products depends on the Adviser's ability to predict correctly changes in the level and the direction of security prices, interest rates, currency exchange rates, and other market factors, but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the cash and the derivative product markets. For additional information with respect to these matters, please refer to the Statement of Additional Information.

                  STEINROE VARIABLE INVESTMENT TRUST

                      CAPITAL APPRECIATION FUND
                        Federal Reserve Plaza
          600 Atlantic Avenue, Boston, Massachusetts 02210

                Statement of Additional Information
                         Dated May 1, 1996

     This Statement of Additional Information is not a prospectus, but provides additional information which should be read in conjunction with the Capital Appreciation Fund's Prospectus dated May 1, 1996 and any supplement thereto. The Prospectus may be obtained at no charge by calling or writing the broker-dealer offering the Participating Insurance Company's variable annuity contracts.

                        TABLE OF CONTENTS
                                                        Page
                                                        ----
COMMENCEMENT OF OPERATIONS..............................S-2
MIXED AND SHARED FUNDING................................S-2
INVESTMENT RESTRICTIONS.................................S-2
PORTFOLIO TURNOVER......................................S-5
PURCHASES AND REDEMPTIONS...............................S-6
TRUSTEES AND OFFICERS...................................S-6
MANAGEMENT ARRANGEMENTS.................................S-9
TRUST CHARGES AND EXPENSES..............................S-11
CUSTODIAN...............................................S-11
PORTFOLIO TRANSACTIONS..................................S-12
NET ASSET VALUE.........................................S-15
INVESTMENT PERFORMANCE..................................S-15
RECORD SHAREHOLDERS.....................................S-16
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS...........S-16
APPENDIX A - Investment Techniques and Securities.......A-1

                    COMMENCEMENT OF OPERATIONS

     Capital Appreciation Fund (Fund) is a series fund of the SteinRoe Variable Investment Trust (Trust), an open-end, diversified management investment company currently consisting of five funds with differing investment objectives, policies and restrictions. Other funds may be added or deleted from time to time. The Trust issues shares of beneficial interest in each of its series funds that represent interests in a separate portfolio of securities and other assets. The series funds of the Trust other than the Fund are referred to hereinafter as "Other Funds."

                     MIXED AND SHARED FUNDING

     The Trust serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, (as such term is defined in the Prospectus), so-called mixed and shared funding. Certain Participating Insurance Companies are affiliated with the Adviser to the Fund. The Fund may from time to time become a funding vehicle for VA contracts and VLI policies of other Participating Insurance Companies, including non-affiliated entities and entities affiliated with Stein Roe & Farnham Incorporated (Adviser) or Liberty Mutual.

     The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                     INVESTMENT RESTRICTIONS

     The Fund operates under the investment restrictions listed below. Restrictions numbered (i) through (viii) are fundamental policies which may not be changed without approval of a majority of the outstanding voting shares of the Fund, defined as the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. Other restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval.

     The Fund may not:

     (i) with respect to 75% of the value of the total assets of the Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

    (ii) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

   (iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

    (iv) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (v) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

     (vi) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures, and options on futures;

    (vii) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

  (viii) borrow, except that it may (a) borrow up to 33 1/3% of its total assets from banks, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures.

     The Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval.

     The Fund may not :

     (a) invest in companies for the purpose of exercising control or management;

     (b) purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (c) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with
         (i) permitted borrowings and (ii) options, futures and options on futures;

     (d) issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

     (e) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

     (f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

     (g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity;

     (h) buy or sell an option on a security, a futures contract or an option on a futures contract unless the option, the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (i) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or

     (j) invest more than 15% of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

Additional Voluntary Restrictions

     The Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

     The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

     The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

     1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40% and to one when less than 20%.

     2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

     3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or the Federal Republic of Germany.

    If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in the Fund's assets will not constitute a violation of the limit.

                         PORTFOLIO TURNOVER

     The portfolio turnover of the Fund will vary from year to year. Although the Fund will not trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for the Fund is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus. See "PORTFOLIO TURNOVER" in the

Prospectus for a discussion of certain factors which may produce relatively high turnover in the Fund.

     A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Fund pays brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities. If the Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                    PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings "PURCHASES AND REDEMPTIONS" and "NET ASSET
VALUE."

     The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 4:00 p.m., Eastern time.

     The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the Exchange is restricted, as determined by the Commission, or the Exchange is closed for other than customary weekend and holiday closing; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or the valuation of net assets of the Fund not reasonably practicabl

                   TRUSTEES AND OFFICERS

     The following table sets forth certain information with respect to the Trustees and officers of the Trust:

                        Position(s) held   Principal occupations
Name and Address        with the Trust    during past five years
----------------------  ---------------  ----------------------
Richard R. Christensen  President and     President, Liberty Investment
Federal Reserve Plaza   Trustee           Services, Inc.; since 1994,
600 Atlantic Avenue                       President, Liberty Asset
Boston, MA  02210  /1/                    Management Company

John A. Bacon Jr.       Trustee           Private investor;
4N640 Honey Hill Road                     Director, Duplex Products,
Box 296                                   Inc.
Wayne, IL  60184

Salvatore Macera        Trustee           Private investor
20 Rowes Wharf
Boston, MA  02109

Dr. Thomas E. Stitzel   Trustee           Professor of Finance,
2208 Tawny Woods Place                    College of Business,
Boise, ID  83706                          Boise State University;
     business consultant and author

Gary A. Anetsberger     Treasurer         Senior Vice President,
One South Wacker Drive                    Stein Roe & Farnham Incorporated
Chicago, IL  60606                        since April 1996; Vice President
                                          prior thereto

Sharon R. Robertson     Controller        Associate, Stein Roe & Farnham
One South Wacker Drive                    Incorporated
Chicago, IL  60606

Richard B. Peterson     Vice President    Senior Vice President,
One South Wacker Drive                    Stein Roe & Farnham Incorporated
Chicago, IL  60606                        (1991 to present);  Vice President,
                                          State Farm Investment Management
                                          Corporation (prior thereto)
----------
/1/ Trustee who is an "interested person", as defined in the Investment Company Act of 1940, of the Trust, the Adviser or a Participating Insurance Company which is an affiliate of the Trust or the Adviser.
--------

E. Bruce Dunn           Vice President    Senior Vice President,
One South Wacker Drive                    Stein Roe & Farnham
Chicago, IL  60606                        Incorporated.

Harvey B. Hirschhorn    Vice President    Executive Vice President,
One South Wacker Drive                    Stein Roe & Farnham
Chicago, IL  60606                        Incorporated

Michael T. Kennedy      Vice President    Senior Vice President (October
One South Wacker Drive                    1994 to present), Vice President
Chicago, IL  60606                        (1992 to October 1994), Associate
                                          (prior thereto), Stein Roe &
                                          Farnham Incorporated.

Jane M. Naeseth         Vice President    Senior Vice President
One South Wacker Drive                    (1991 to present), Vice
Chicago, IL  60606                        President (1989-1990),
                                          Stein Roe & Farnham Incorporated.

Eric P. Gustafson       Vice President    Senior Vice President (April 1996
One South Wacker                          to present), Vice President (1994 to
Chicago, IL  60606                        present), Associate (1992-1994),
                                          Stein Roe & Farnham Incorporated;
                                          prior thereto, Associate, Fowler,
                                          White, Burnett, Harley, Banick &
                                          Strickroot, Tampa, Florida

Timothy K. Armour       Vice President    President, Mutual Funds division,
One South Wacker Drive                    Stein Roe & Farnham Incorporated
Chicago, IL  60606                        since June 1992;  Senior Vice
                                          and Director of Marketing of Citibank
                                          Illinois, prior thereto

Jilaine Hummel Bauer    Vice President    Senior Vice President (since April,
One South Wacker Drive                    1992), Vice President, prior
Chicago, IL  60606                        thereto, Stein Roe & Farnham
                                          Incorporated

John A. Benning         Secretary         Senior Vice President,
Federal Reserve Plaza                     General Counsel and
600 Atlantic Avenue                       Secretary, Liberty
Boston, MA  02210                         Financial Companies, Inc.

Kevin M. Carome         Assistant         Since August 1993, Associate
Federal Reserve Plaza    Secretary        General Counsel and (since
600 Atlantic Avenue                       February 1995) Vice President,
Boston, MA  02210                         Liberty Financial Companies, Inc.;
                                          prior thereto, Associate, Ropes &
                                          Gray, Boston, Massachusetts

     As indicated in the above table, certain Trustees and officers of the Trust also hold positions with Stein Roe & Farnham Incorporated, LFC and/or their affiliates. Certain of the Trustees and certain officers of the Trust hold comparable positions with certain other investment companies managed by Stein Roe & Farnham Incorporated or sponsored by other affiliates of LFC.

Compensation of Trustees

     The table set forth below presents certain information regarding the fees paid to the Trustees for their services in such capacity and total fees paid to them by all other investment companies affiliated with the Trust. Trustees do not receive any pension or retirement benefits from the Trust. No officers of the Trust or other individuals who are affiliated with the Trust receive any compensation from the Trust for services provided to it.

                        Compensation Table
-----------------------------------------------------------------
                                                Total Compensation
                                                From the Trust and
                         Aggregate 1995      Affiliated Investment
Name of Trustee          Compensation*          Companies in 1995*
-----------------------  ----------------    ---------------------
Richard R. Christensen           --                      --

John A. Bacon Jr.            $18,000                  $27,000

Salvatore Macera              18,000                   27,000

Dr. Thomas E. Stitzel         18,000                   27,000
-----------
* Consists of Trustee fees in the amount of (i) a $10,000 annual retainer, (ii) a $2,000 meeting fee for each meeting attended in person and (iii) a $1,000 meeting fee for each telephone meeting.
**Includes Trustee fees paid by the Trust and by Keyport Variable
  Investment Trust

                    MANAGEMENT ARRANGEMENTS

     As described in the Prospectus, the portfolio of the Fund is managed by Stein Roe & Farnham Incorporated (the Adviser). The Fund has its own Advisory Agreement with the Adviser. The Adviser is a direct wholly owned subsidiary of SteinRoe Services, Inc., which in turn is a direct wholly owned subsidiary of LFC. LFC, in turn, is a an indirect majority owned subsidiary of Liberty Mutual.

     The directors of the Adviser are Kenneth R. Leibler, C. Allen Merritt, Jr., Hans P. Ziegler, Timothy K. Armour, and N. Bruce Callow. Mr. Leibler is President and Chief Executive Officer of LFC; Mr. Merritt is Senior Vice President, Treasurer and Chief Financial Officer of LFC; Mr. Ziegler is Chairman and Chief Executive Officer of the Adviser; Mr. Armour is President of the Adviser's Mutual Funds division; Mr. Callow is President of the Adviser's Investment Counsel division. The business address of Messrs. Leibler and Merritt is Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, 02210; that of Messrs. Ziegler, Armour and Callow is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under the Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of the Adviser.

     The Fund's Advisory Agreement provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error or judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under the Advisory Agreement.

     Under an Administration Agreement with the Trust, the Adviser provides the Fund and each Other Fund with administrative services, excluding investment advisory services. Specifically, the Adviser is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparation and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that the Adviser may, in its discretion, arrange for administrative services to be provided to the Trust by LFC or any of LFC's majority or greater owned subsidiaries.

     Under separate agreements, the Adviser also acts as the agent of the Fund and the Other Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides certain pricing and other record keeping services to the Fund. The Trust believes that the charges by the Administrator to the Fund for these services are comparable to those of other companies performing similar services.

                     TRUST CHARGES AND EXPENSES

Management Fees:

     During fiscal 1995, 1994 and 1993, respectively, pursuant to the advisory contract described in the Prospectus, the Fund paid the Adviser management fees in the amount of $690,902, $583,720 and $356,650, respectively.

Administrative Expenses:

     During fiscal 1995, pursuant to the Administration Agreement described above, the Fund paid the Adviser administration fees in the amount of $207,244. In addition, during fiscal 1995 the Fund paid the Adviser $75,000 for transfer agent services.

Expense Limitation:

     The Adviser and Administrator have agreed to reimburse all expenses of the Fund in excess of 0.80% of average net assets through April 30, 1997.

                           CUSTODIAN

     State Street Bank and Trust Company (the Bank), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Fund. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of the Bank's Global Custody Network and foreign depositories (foreign sub-custodians).

     With respect to foreign sub-custodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to the Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

     The Fund may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                       PORTFOLIO TRANSACTIONS

     The Adviser places orders for the purchase and sale of portfolio securities and options and futures contracts on behalf of the Fund. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker-dealer selected and others that are considered; the Adviser's knowledge of the financial stability of the broker-dealer selected and such other brokers or dealer; and the Adviser's knowledge of actual or apparent operational problems of any broker-dealer. Recognizing the value of these execution, clearance and settlement factors, the Fund may pay a brokerage commission in excess of that which another broker-dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, which reports annually to the Board.

     With respect to transactions in securities involving brokerage commissions, when more than one broker-dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Adviser often selects a broker-dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, and research-oriented computer software and services, and services of economic or other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the broker-dealers; however, the Adviser uses an internal allocation procedure to identify those broker-dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such broker-dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from broker-dealers products or services which are used both as investment research and for administrative, marketing or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser through brokerage commissions generated by client transactions (without prior agreement or understanding, as noted above), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Trust or the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker-dealer might have charged for effecting the same transaction. Research products or services furnished by broker-dealers through whom the Fund effects transactions may be used in servicing any or all of the clients of the Adviser and not all of such research products or services are used in connection with the management of the Fund.

     As stated above, the Adviser's overriding objective in effecting portfolio transactions for the Fund is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may, in selecting broker-dealers to effect portfolio transactions for the Fund, and where more than one broker-dealer is believed capable of providing the best combination of price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. The Adviser maintains an internal procedure to identify broker-dealers which have sold VA contracts or VLI policies, and the amount of VA contracts or VLI policies sold by them. Except as described in the next following sentence, neither the Trust nor the Fund nor the Adviser has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind the Adviser, the Trust or the Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. The Adviser has entered into an arrangement with Charles Schwab & Co., Inc. (Schwab) pursuant to which the Adviser pays Schwab from the Adviser's fee for managing the Fund an amount in respect of the Fund's assets allocable to the Fund shares held in separate accounts of Transamerica Occidental Life Insurance Company and First Transamerica Life Insurance Company, each a Participating Insurance Company, in respect of VA Contracts issued by such entities and sold to clients of Schwab. The Adviser has also entered into a similar arrangement with Providian Life and Health Insurance Company. The Adviser does not cause the Trust or the Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.

     In light of the fact that the Adviser may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Fund and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transactions, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions.

     Because the Adviser's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Fund and these other entities from research provided by broker-dealers.

     The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. In addition, the Board periodically reviews the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts and selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     The Fund's purchases and sales of securities not traded on securities exchanges generally are placed by the Adviser with market makers for these securities on a net basis, without any brokerage commissions being paid by the Fund. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. The Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by the Fund, but do reflect the spread between the bid and asked prices. The Adviser may also transact purchases of some portfolio securities directly with the issuers.

     With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

     The table below shows information on brokerage commissions paid by the Fund during the three year period ended December 31, 1995.

Total amount of brokerage commissions
paid during fiscal year ended 12/31/95....................$485,545

Amount of commissions paid to brokers or dealers
who supplied research services to the Adviser.............$427,443

Total dollar amount involved in such transaction......$137,912,736
------------------------------------------------------------------
Amount of commissions paid to brokers or dealers
that were allocated to such brokers or dealers by the
Fund's portfolio manager because of research services
provided to the Fund......................................$136,159

Total dollar amount involved in such transaction.......$59,401,841
------------------------------------------------------------------
Total brokerage fees paid during fiscal year
ended 12/31/94............................................$359,943
------------------------------------------------------------------
Total brokerage fees paid during fiscal year
ended 12/31/93............................................$160,071

                          NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by dividing the total assets of the Fund, less all liabilities
(including accrued expenses), by the total number of shares outstanding.

     The proceeds received by the Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust.

                      INVESTMENT PERFORMANCE

     The Fund may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

     Average Annual Total Return is computed as follows:

                                      n
                          ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period or fractional portion thereof).

     For example, for a $1,000 investment in the Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" for the life of the Fund (from January 1, 1989 to
December 31, 1995) were:

                                     Total Return   Average Annual
                   Total Return      Percentage     Total Return
                   ------------      ------------   -------------
Capital
Appreciation
Fund                 $2,874            187.29%        16.28%

     The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Fund's total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

     In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Any comparison of the Fund to an alternative investment should consider differences in features and expected performance.

                       RECORD SHAREHOLDERS

     All the shares of the Fund are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport Life Insurance Company (Keyport), a Participating Insurance Company. At March 31, 1995 the general account of Keyport owned of record less than 25% of the outstanding shares of the Fund.

     At all meetings of shareholders of the Fund each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Fund held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account). The Trust has not been informed that any Participating Insurance Company knows of any owner of a VA contract or VLI policy which on March 31, 1995 owned beneficially 5% or more of the outstanding shares of the Fund.

          INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

     KPMG Peat Marwick LLP are the Trust's independent auditors. The financial statements incorporated by reference in this SAI have been so incorporated, and the schedule of financial highlights has been included in the Prospectus, in reliance upon the report of KPMG Peat Marwick LLP given on the authority of said firm as experts in accounting and auditing.

     The financial statements of the Trust with respect to the Fund and Report of Independent Auditors appearing in the December
31, 1995 Annual Report of the Trust are incorporated in this SAI by reference.

                            APPENDIX A

               INVESTMENT TECHNIQUES AND SECURITIES

OPTIONS, FUTURES AND OTHER DERIVATIVES

     The Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts ("futures options") in order to achieve its investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. The Fund also may use other types of options, futures contracts, futures options and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks ("derivative products") currently traded or subsequently developed and traded, provided the Trustees determines that their use is consistent with the Fund's investment objective.

Options on Securities and Indexes

     The Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on NASDAQ. The Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

     An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian).

     If an option written by the Fund expires, it realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, it realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options

     There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

     If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

     The Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index /2/ or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over the Fund, it will limit its use of futures contracts and futures options to hedging transactions. For example, the Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that
-------------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the index value at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
-------------
the Fund intends to purchase. Although other techniques could be used to reduce the Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

     The success of any future transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by the Fund, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contact is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price, interest rate or currency exchange rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation ("CFTC") 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%].

-----------
/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
-----------

Taxation of Options and Futures

     If the Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If the Fund writes an equity call option /4/ other than a "qualified covered call option," as defined in the Internal
Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For Federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures
-----------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes option on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).
-----------
and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

     The Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

     When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities prior to their delivery. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

WARRANTS

     The Fund may invest in warrants; however, not more than 5% of the Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the NASDAQ System. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

RESTRICTED SECURITIES

     Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by the Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.